Intangible Assets	12 Months Ended
Dec. 31, 2012
Intangible Assets [Abstract]
Intangible Assets

NOTE E — Intangible Assets

CTS has the following intangible assets as of December 31:

	2012		2011

($ in thousands)	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization

Amortized intangible assets:
Customer lists/relationships	$70,002	$(25,084)	$51,424	$(22,390)
Patents	10,319	(10,319)	10,319	(10,319)
Other intangibles	1,835	(672)	1,220	(368)

Total	82,156	(36,075)	62,963	(33,077)
In-process research & development	820	—	—	—
Goodwill	36,350	—	500	—

Total net intangible assets	$119,326	$(36,075)	$63,463	$(33,077)

Of the net intangible assets excluding goodwill and in-process research and development at December 31, 2012, $41.1 million relates to the Components and Sensors segment and $5.0 million relates to the EMS segment. The in-process research and development intangible at December 31, 2012 relates to the Components and Sensors Segment. Of the goodwill at December 31, 2012, $35.9 million relates to Components and Sensors segment and $0.5 million relates to the EMS segment. The goodwill at December 31, 2011 relates to the EMS segment.

CTS recorded amortization expense of $3.0 million, $2.6 million, and $2.5 million for the years ended December 31, 2012, 2011, and 2010, respectively. The weighted average remaining amortization period for the amortizable intangible assets is 11.9 years. The weighted average remaining amortization period for customer lists/relationships is 12.2 years and for the other intangibles is 3.2 years. CTS estimates remaining amortization expense of $5.6 million in 2013, $4.9 million in 2014, $4.5 million in 2015, $4.1 million in 2016, $4.0 million in 2017 and $23.0 million thereafter.